UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2006

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                      000-50962                  59-3764686
          --------                     ---------                  ----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
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                    (Address of principal executive offices)

                                 (800) 342-2824
                                 ---------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On December 26, 2006, Atlantic Coast Federal Corporation announced that its Board of Directors has voted to increase the quarterly cash dividend rate from $0.11 per common share to $0.12 per common share. The higher dividend is payable on January 29, 2007, to all stockholders of record as of January 12, 2007. The full text of the press release is set forth in Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          99.1 Press Release dated December 26, 2006


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC COAST FEDERAL CORPORATION


Date: December 26, 2006                By: /s/ Robert J. Larison, Jr.
                                           -------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)
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 99.1          Copy of press release issued by the Company on December 26, 2006.